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                                                                EXHIBIT 10.14(b)


                      MODIFICATION OF EMPLOYMENT AGREEMENT




      THIS AGREEMENT ("Agreement"), dated as of February 16, 2000, between TOYMAX INTERNATIONAL, INC., a Delaware corporation (the "Company"), and CARMINE RUSSO (the "Executive")

                               W I T N E S S E T H

      WHEREAS, the Company and Executive entered into an Employment Agreement dated as of October 1, 1997 which Employment Agreement was amended and restated by Agreement dated as of January 1, 2000 (hereinafter referred to as the "Amended and Restated Employment Agreement"), and

      WHEREAS, the Company and the Executive desire to modify the terms of the Amended and Restated Employment Agreement.

      NOW, THEREFORE, in consideration of the mutual promises, representations and warranties set forth herein, and for other good and valuable consideration, it is hereby agreed as follows:

      1. Paragraph 3(b) of said Amended and Restated Employment Agreement shall be modified to read as follows:

            During the Term, the Executive shall perform and discharge the duties that may be assigned to him by the Board from time to time in accordance with this Agreement, and the Executive shall devote his best talents, efforts and abilities to the performance of his duties hereunder. Executive may not be required to work primarily out of any location other than within 60 miles of the Company's current executive office location, however, Executive shall be required to spend such time traveling within the U.S., Europe, the Far East and elsewhere as is necessary to carry out his duties and responsibilities hereunder during the Term.

      2. Except as hereinabove modified, the parties hereto ratify and confirm all of the terms and conditions of the said Amended and Restated Employment Agreement.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed in its corporate name by one of its officers duly authorized to enter into and execute this Agreement, and the Executive has manually signed his name hereto, all as of the day and year first


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above written.

                                    TOYMAX INTERNATIONAL, INC.




-------------------------           By:
Witness                                -------------------------------




---------------------               ----------------------------------
Witness                                     Carmine Russo



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